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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 16, 2005

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5673 Airport Road, Roanoke, Virginia	24012
(Addressof Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02	Results of Operations and Financial Condition.

                          On February 16, 2005, Advance Auto Parts, Inc. issued a press release setting forth its financial results for its fourth quarter and fiscal year ended January 1, 2005. This release also includes forward looking statements related to Advance Auto Parts, Inc.'s 2005 first quarter, second quarter and fiscal year. The press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number

	99.1	Press Release of Advance Auto Parts, Inc. dated February 16, 2005.

                          Note: The information contained in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date February 16, 2005	/s/ Jeffrey T. Gray

(Signature)*
Jeffrey T. Gray Executive Vice President and Chief Financial Officer

* Print name and title of the signing officer under his signature.

EXHIBIT INDEX
Exhibit
Number	Exhibit Description
99.1	Press Release of Advance Auto Parts, Inc. dated February 16, 2005.